EXHIBIT 10.21

                                       FTC
                                COMMERCIAL CORP.



As of January 1, 2006


Blue Holdings, Inc.
5804 E. Slauson Avenue
Commerce, CA 90040

Ladies and Gentlemen:

         This Amendment No. 3 to Factoring Agreement (this "Amendment") is entered into as of January 1, 2006 by and between FTC COMMERCIAL CORP. ("FTC", "we" or "us") and BLUE HOLDINGS, INC. ("Client" or "you"), with reference to the following:

         A. FTC and Client are parties to a Factoring Agreement dated July 25, 2005 (as amended, the "Factoring Agreement"), the provisions of which are incorporated into this Amendment.

         B. FTC and Client desire to amend the Factoring Agreement, as set forth herein.

         NOW, THEREFORE, the parties agree as follows:

         1.       Initially   capitalized   terms  used  herein  which  are  not
otherwise defined shall have the meanings assigned to them in the Factoring Agreement.

         2. The first sentence of the first subsection of Section 23 of the Factoring Agreement entitled "FACTORING COMMISSION" is hereby amended to read as follows:

                  You shall pay us a commission in an amount equal to (a) four tenths of one percent (0.40%) of the net amount of each client's risk account and (b) three quarters of one percent (0.75%) of the net amount of each account which is approved by us; provided, however, that: (i) if the aggregate net amount of Combined Assigned Approved Accounts (the aggregate net amount of (A) approved accounts assigned to us by you under this Agreement PLUS (B) approved accounts assigned to us by Antik Denim, LLC under the Factoring Agreement between Antik Denim, LLC and us dated October 18, 2004, as amended, PLUS (C) approved accounts assigned to us by Taverniti So Jeans, LLC under the Factoring Agreement between Taverniti So Jeans, LLC and us dated November 22, 2004, as amended) during a calendar year (the twelve month period from January 1, 2006 through December 31, 2006 or any twelve month period thereafter) exceeds $10,000,000 but is less than or equal to $20,000,000, the commission on each approved account assigned by you to us under this Agreement during such calendar year in excess of said


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                  $10,000,000  up to said  $20,000,000  shall be seven tenths of one percent (0.70%) of the net amount of such approved account, and (ii) if the aggregate net amount of Combined Assigned Approved Accounts during such calendar year exceeds $20,000,000 but is less than or equal to $30,000,000, the commission on each approved account assigned by you to us under this Agreement during such calendar year in excess of said $20,000,000 up to said $30,000,000 shall be sixty-five hundredths of one percent (0.65%) of the net amount of each such approved account, and (iii) if the aggregate net amount of Combined Assigned Approved Accounts during such calendar year exceeds $30,000,000, the commission on each approved account assigned by you to us under this Agreement during such calendar year in excess of said $30,000,000 shall be six tenths of one percent (0.60%) of the net amount of each such approved account.

         3. Except as amended hereby, the Factoring Agreement shall remain in full force and effect and unmodified. Client hereby reaffirms each and every one of Client's representations, warranties and covenants under the Factoring Agreement.

         4. Any reference in the Factoring Agreement to "this Agreement", "herein", "hereunder" or words of similar meaning shall mean the Factoring Agreement as amended by this Amendment.

         5. Client hereby represents and warrants to FTC that this Amendment has been duly authorized by all necessary action on the part of Client and constitutes a valid and legally binding obligation of Client, enforceable against Client in accordance with its terms.

         6. This Amendment shall be governed by the laws of the State of California without regard to the conflicts of law principles thereof.

         7. The Factoring Agreement, as amended by this Amendment, constitutes the entire agreement between Client and FTC as to the subject matter hereof and may not be altered or amended except by written agreement signed by Client and FTC. No provision hereof may be waived by FTC except upon written waiver executed by FTC.

         8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Sincerely,                                   AGREED:

FTC COMMERCIAL CORP.                         BLUE HOLDINGS, INC.

     /s/ Kenneth L. Wengrod                         /s/ Patrick Chow
By:____________________________              By:_____________________________
Name:  Kenneth L. Wengrod                    Name:  Patrick Chow
Title: President                             Title: CFO